COVID-19	12 Months Ended
Dec. 31, 2020
Unusual or Infrequent Items, or Both [Abstract]
COVID-19

Note 36	COVID-19

Starting in the latter part of the first quarter of 2020, our business has been negatively impacted by the emergency measures adopted to combat the spread of COVID-19 and the resulting adverse economic conditions. All of our segments have been adversely affected with a more pronounced impact on media advertising revenues, wireless product volumes and outbound roaming revenues. Depending on the severity and duration of the COVID-19 pandemic disruptions, including the number and intensity of resurgences in COVID-19 cases and the scope and duration of measures adopted in response thereto, our operations and financial results could continue to be significantly and negatively impacted in future periods. It is difficult at this time to estimate the magnitude of such future impacts.